THE LAZARD FUNDS, INC.

Supplement to Prospectus

Dated May 1, 2008

Listed below are estimated per share rates to be distributed from ordinary income and capital gains for certain Portfolios of The Lazard Funds, Inc. (the “Fund”). The indicated Portfolios will pay this distribution on August 26, 2008, with a record date of August 22, 2008 and an ex-dividend date of August 25, 2008.

Portfolio	Estimated Ordinary Income Dividend Per Share	Estimated Short-Term Capital Gain Distribution Per Share	Estimated Long-Term Capital Gain Distribution Per Share
Lazard U.S. Strategic Equity Portfolio
Institutional Shares	—	$0.01	$0.11
Open Shares	—	$0.01	$0.11

Lazard U.S. Small Cap Equity Growth Portfolio
Institutional Shares	—	$0.04	—
Open Shares	—	$0.04	—

Lazard International Equity Select Portfolio
Institutional Shares	—	$0.15	$0.46
Open Shares	—	$0.15	$0.46

Lazard International Strategic Equity Portfolio
Institutional Shares	—	$0.00*	$0.02
Open Shares	—	$0.00*	$0.02

Lazard International Small Cap Equity Portfolio
Institutional Shares	—	—	$0.52
Open Shares	—	—	$0.52

Lazard Emerging Markets Equity Portfolio
Institutional Shares	—	$0.15	$0.60
Open Shares	—	$0.15	$0.60

*	Estimated rate is less than $0.01 cent per share.

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding. The Fund will send complete tax information pertaining to your account in January 2009. Please consult your tax advisor as to how these distributions may affect your individual tax situation.

August 8, 2008